Quarterly Financial Supplement - 4Q08

Table of Contents

Page

Consolidated balance sheet

2

Consolidated statement of operations

3

Earnings per share analysis

4

Computation of weighted average shares outstanding

5

Analyses of income before taxes and selected data:

     Bankers Life

6-7

     Colonial Penn

8

     Conseco Insurance Group

9-10

Premiums collected on insurance products:

     Bankers Life

11

     Colonial Penn

12

     Conseco Insurance Group

13

Statutory information

14

Notes

15

Conseco, Inc.

Consolidated balance sheet (in millions)

Mar-07

Jun-07

Sep-07

Dec-07

Mar-08

Jun-08

Sep-08

Dec-08

Assets

Investments:

  Actively managed fixed maturities at fair value

$20,583.4

$20,263.3

$17,899.6

$17,859.5

$17,531.1

$17,552.1

$16,641.7

$15,277.0

  Investments to be transferred pursuant to an annuity coinsurance transaction at fair value

0.0

0.0

2,564.1

0.0

0.0

0.0

0.0

0.0

  Equity securities at fair value

29.7

40.2

35.5

34.5

34.4

34.3

34.2

32.4

  Mortgage loans

1,479.8

1,547.6

1,706.2

1,855.8

1,908.1

1,976.3

2,047.3

2,159.4

  Policy loans

409.3

410.3

389.5

370.4

367.0

364.3

362.0

363.5

  Trading securities

823.2

800.6

691.2

665.8

361.2

266.5

280.5

326.5

  Securities lending collateral

593.8

460.7

407.5

405.8

387.7

295.9

282.0

393.7

  Other invested assets

171.5

201.3

177.6

132.7

86.6

86.6

90.8

95.0

  Total investments

24,090.7

23,724.0

23,871.2

21,324.5

20,676.1

20,576.0

19,738.5

18,647.5

Cash and cash equivalents - unrestricted

250.7

499.2

308.2

361.9

505.4

297.7

307.9

894.5

Cash and cash equivalents - restricted

21.5

29.8

25.8

21.1

36.5

21.5

12.0

4.8

Accrued investment income

320.1

316.1

307.4

281.0

304.4

288.4

306.7

298.7

Value of policies inforce at the Effective Date

1,876.8

1,838.9

1,587.3

1,573.6

1,529.5

1,492.8

1,493.7

1,477.8

Cost of policies produced

1,182.2

1,296.7

1,359.4

1,423.0

1,549.4

1,658.7

1,859.0

1,812.6

Reinsurance receivables

786.7

777.0

3,587.4

3,513.0

3,432.9

3,366.6

3,303.9

3,284.8

Income tax assets, net

1,519.1

1,670.2

1,693.8

1,610.2

1,740.5

1,540.6

1,779.6

2,053.7

Assets held in separate accounts

28.7

28.6

28.3

27.4

25.0

24.6

22.0

18.2

Other assets

323.5

357.6

311.9

283.1

337.6

330.2

326.6

277.1

Assets of discontinued operations

3,434.0

3,441.5

3,548.3

3,552.4

3,556.6

3,412.6

3,225.1

0.0

  Total assets

33,834.0

33,979.6

36,629.0

33,971.2

33,693.9

33,009.7

32,375.0

28,769.7

Liabilities

Liabilities for insurance products:

  Interest-sensitive products

13,050.8

13,066.0

13,218.7

13,169.4

13,119.5

13,105.0

13,175.6

13,332.8

  Traditional products

9,319.1

9,388.6

9,468.6

9,548.4

9,638.0

9,713.9

9,841.3

9,828.7

  Claims payable and other policyholder funds

832.5

830.7

885.0

909.7

926.1

953.2

873.1

1,008.4

  Liabilities related to separate accounts

28.7

28.6

28.3

27.4

25.0

24.6

22.0

18.2

Other liabilities

679.2

695.9

566.7

492.3

531.6

478.1

422.8

457.4

Liability for assets to be transferred pursuant to an annuity coinsurance transaction

0.0

0.0

2,564.1

0.0

0.0

0.0

0.0

0.0

Investment borrowings

647.7

868.9

913.7

913.0

848.3

824.2

823.9

767.5

Securities lending payable

593.5

460.6

408.5

409.5

394.0

300.2

290.7

408.8

Notes payable - direct corporate obligations

999.3

1,197.8

1,195.7

1,193.7

1,191.7

1,189.7

1,187.6

1,328.7

Liabilities of discontinued operations

2,983.1

3,086.4

3,094.2

3,071.9

3,080.0

3,038.7

3,034.0

0.0

  Total liabilities

29,133.9

29,623.5

32,343.5

29,735.3

29,754.2

29,627.6

29,671.0

27,150.5

Shareholders' equity

Preferred stock

667.8

0.0

0.0

0.0

0.0

0.0

0.0

0.0

Common stock

1.5

1.9

1.9

1.9

1.9

1.9

1.9

1.9

Additional paid-in capital

3,449.9

4,121.2

4,089.4

4,068.6

4,070.5

4,073.6

4,076.0

4,076.0

Retained earnings (accumulated deficit)

622.7

562.9

510.2

438.7

432.9

(54.2)

(236.2)

(688.0)

  Total shareholders' equity before accumulated other comprehensive loss

4,741.9

4,686.0

4,601.5

4,509.2

4,505.3

4,021.3

3,841.7

3,389.9

Accumulated other comprehensive loss

(41.8)

(329.9)

(316.0)

(273.3)

(565.6)

(639.2)

(1,137.7)

(1,770.7)

  Total shareholders' equity

4,700.1

4,356.1

4,285.5

4,235.9

3,939.7

3,382.1

2,704.0

1,619.2

Total liabilities and shareholders' equity

$33,834.0

$33,979.6

$36,629.0

$33,971.2

$33,693.9

$33,009.7

$32,375.0

$28,769.7

1Q07

2Q07

3Q07

4Q07

1Q08

2Q08

3Q08

4Q08

Book value per share at period-end (1) (2)

$27.01

$24.83

$24.69

$24.42

$24.40

$21.77

$20.80

$18.35

Book value per share assuming conversion of convertible securities (1) (3)

$25.14

$24.83

$24.69

$24.42

$24.40

$21.77

$20.80

$18.35

Conseco, Inc.

Consolidated statement of operations (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Revenues

Insurance policy income

$693.5

$699.9

$754.7

$747.6

$2,895.7

$785.1

$830.0

$821.8

$816.7

$3,253.6

Net investment income (loss):

   General account assets

337.1

341.2

350.5

321.7

1,350.5

310.0

311.9

312.8

319.8

1,254.5

   Policyholder and reinsurer accounts and other special-purpose portfolios

4.9

42.3

3.2

(31.1)

19.3

(26.0)

(21.6)

(24.3)

(3.8)

(75.7)

Net realized investment losses

(34.7)

(28.2)

(57.3)

(37.8)

(158.0)

(45.6)

(30.5)

(93.3)

(93.0)

(262.4)

Fee revenue and other income

3.8

5.2

8.5

6.3

23.8

4.0

4.9

4.9

5.9

19.7

  Total revenues

1,004.6

1,060.4

1,059.6

1,006.7

4,131.3

1,027.5

1,094.7

1,021.9

1,045.6

4,189.7

Benefits and expenses

Insurance policy benefits

701.4

729.0

778.8

706.7

2,915.9

767.7

815.9

797.0

831.9

3,212.5

Interest expense

23.6

27.9

33.3

32.5

117.3

28.7

22.9

22.5

23.7

97.8

Amortization

111.3

108.6

86.4

120.5

426.8

109.8

101.5

77.6

79.0

367.9

Gain on extinguishment of debt

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

(21.2)

(21.2)

Costs related to a litigation settlement

13.0

35.0

16.4

0.0

64.4

0.0

0.0

0.0

0.0

0.0

Loss related to an annuity coinsurance transaction

0.0

0.0

76.5

0.0

76.5

0.0

0.0

0.0

0.0

0.0

Other operating costs and expenses

129.1

136.9

136.5

137.9

540.4

131.1

136.1

117.0

136.1

520.3

  Total benefits and expenses

978.4

1,037.4

1,127.9

997.6

4,141.3

1,037.3

1,076.4

1,014.1

1,049.5

4,177.3

Income (loss) before income taxes and discontinued operations

26.2

23.0

(68.3)

9.1

(10.0)

(9.8)

18.3

7.8

(3.9)

12.4

Income tax expense (benefit) on period income

9.2

7.8

(26.7)

5.7

(4.0)

(3.5)

9.1

2.4

4.5

12.5

Valuation allowance for deferred tax assets

0.0

0.0

0.0

68.0

68.0

0.0

298.0

30.0

75.9

403.9

Income (loss) before discontinued operations

17.0

15.2

(41.6)

(64.6)

(74.0)

(6.3)

(288.8)

(24.6)

(84.3)

(404.0)

Discontinued operations, net of income taxes

(17.5)

(70.4)

(11.1)

(6.9)

(105.9)

0.5

(198.3)

(157.4)

(367.5)

(722.7)

Net income (loss)

(0.5)

(55.2)

(52.7)

(71.5)

(179.9)

(5.8)

(487.1)

(182.0)

(451.8)

(1,126.7)

Preferred stock dividends

9.5

4.6

0.0

0.0

14.1

0.0

0.0

0.0

0.0

0.0

Net loss applicable to common stock

($10.0)

($59.8)

($52.7)

($71.5)

($194.0)

($5.8)

($487.1)

($182.0)

($451.8)

($1,126.7)

Conseco, Inc.

Earnings per share analysis  ($ in millions, except per share amounts)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Income (loss) before net realized investment losses,

  net of related amortization and income taxes:

    Bankers Life

$45.5

$70.5

$67.5

$58.3

$241.8

$29.1

$34.6

$67.8

$40.0

$171.5

    Colonial Penn

4.6

6.7

7.0

(0.2)

18.1

3.7

8.3

6.5

6.7

25.2

    Conseco Insurance Group

27.7

3.7

(67.3)

9.6

(26.3)

23.3

32.3

34.2

31.5

121.3

    Corporate operations:

            Interest expense on debt

(16.1)

(16.9)

(20.2)

(19.1)

(72.3)

(16.4)

(13.9)

(13.7)

(15.2)

(59.2)

            Gain on extinguishment of debt

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

21.2

21.2

            Other corporate expenses, net

(14.7)

(25.5)

(5.9)

(2.9)

(49.0)

(6.7)

(16.2)

(3.7)

(0.1)

(26.7)

Net realized investment losses, net of related amortization

(20.8)

(15.5)

(49.4)

(36.6)

(122.3)

(42.8)

(26.8)

(83.3)

(88.0)

(240.9)

Income (loss) before taxes and discontinued operations

26.2

23.0

(68.3)

9.1

(10.0)

(9.8)

18.3

7.8

(3.9)

12.4

Taxes

9.2

7.8

(26.7)

5.7

(4.0)

(3.5)

9.1

2.4

4.5

12.5

Valuation allowance for deferred tax assets

0.0

0.0

0.0

68.0

68.0

0.0

298.0

30.0

75.9

403.9

Income (loss) before discontinued operations

17.0

15.2

(41.6)

(64.6)

(74.0)

(6.3)

(288.8)

(24.6)

(84.3)

(404.0)

Discontinued operations, net of income taxes

(17.5)

(70.4)

(11.1)

(6.9)

(105.9)

0.5

(198.3)

(157.4)

(367.5)

(722.7)

Net loss

(0.5)

(55.2)

(52.7)

(71.5)

(179.9)

(5.8)

(487.1)

(182.0)

(451.8)

(1,126.7)

Less dividends on 5.5% Class B mandatorily convertible preferred stock

9.5

4.6

0.0

0.0

14.1

0.0

0.0

0.0

0.0

0.0

Net loss applicable to common stock

($10.0)

($59.8)

($52.7)

($71.5)

($194.0)

($5.8)

($487.1)

($182.0)

($451.8)

($1,126.7)

Diluted earnings (loss) per share

($0.07)

($0.35)

($0.28)

($0.38)

($1.12)

($0.03)

($2.64)

($0.98)

($2.45)

($6.10)

Net realized investment losses, net of related amortization and taxes, per share (diluted)

($0.09)

($0.06)

($0.17)

($0.13)

($0.46)

($0.15)

($0.09)

($0.45)

($0.48)

($1.18)

Valuation allowance for deferred tax assets

$0.00

$0.00

$0.00

($0.37)

($0.39)

$0.00

($1.61)

$0.00

($0.24)

($1.86)

Discontinued operations

($0.12)

($0.41)

($0.06)

($0.03)

($0.61)

$0.00

($1.08)

($0.85)

($1.99)

($3.91)

Diluted earnings (loss) per share, excluding net realized investment losses,

   valuation allowance for deferred tax assets and discontinued operations

$0.14

$0.12

($0.05)

$0.15

$0.34

$0.12

$0.14

$0.32

$0.26

$0.85

Conseco, Inc.

Computation of weighted average shares outstanding

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

(000s)

Basic

Shares outstanding, beginning of period

152,165.1

150,845.2

188,699.3

186,345.5

152,165.1

184,652.0

184,655.5

184,725.9

184,725.9

184,652.0

Weighted average shares issued during the period:

  Shares issued under stock option and restricted stock plans

54.6

18.0

21.1

15.8

241.5

1.4

29.5

0.0

36.5

57.3

  Shares withheld for the payment of the exercise price of stock options and taxes

(3.0)

(0.7)

(0.5)

(4.6)

(8.7)

(0.4)

(0.6)

0.0

(10.7)

(5.5)

  Shares acquired

(1,280.3)

0.0

(986.6)

(670.1)

(2,494.1)

0.0

0.0

0.0

0.0

0.0

  Conversion of preferred stock into common shares

0.0

18,281.4

0.0

0.0

23,475.0

0.0

0.0

0.0

0.0

0.0

  Other

0.0

(4.9)

0.0

0.0

(5.0)

0.0

0.0

0.0

0.0

0.0

Weighted average basic shares outstanding during the period

150,936.4

169,139.0

187,733.3

185,686.6

173,373.8

184,653.0

184,684.4

184,725.9

184,751.7

184,703.8

Basic shares outstanding, end of period

150,845.2

188,699.3

186,345.5

184,652.0

184,652.0

184,655.5

184,725.9

184,725.9

184,753.8

184,753.8

Diluted

Weighted average basic shares outstanding

150,936.4

169,139.0

187,733.3

185,686.6

173,373.8

184,653.0

184,684.4

184,725.9

184,751.7

184,703.8

Common stock equivalent shares related to:

  Stock option and restricted stock plans

130.3

262.7

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

  Class B mandatorily convertible preferred stock

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

Weighted average diluted shares outstanding during the period

151,066.7

169,401.7

187,733.3

185,686.6

173,373.8

184,653.0

184,684.4

184,725.9

184,751.7

184,703.8

Diluted shares outstanding, end of period

188,784.7

188,962.0

186,472.1

184,708.7

184,708.7

184,681.2

184,792.3

184,761.1

184,755.7

184,755.7

Conseco, Inc.

Bankers Life

Analysis of income before taxes (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Insurance policy income

$412.0

$424.0

$473.6

$470.4

$1,780.0

$497.0

$543.4

$537.7

$531.8

$2,109.9

Net investment income (loss):

   General account invested assets

140.7

142.2

145.8

150.0

578.7

149.4

153.5

155.2

159.0

617.1

   Equity-indexed products

(3.0)

11.9

(2.1)

(17.4)

(10.6)

(17.3)

(17.5)

(14.0)

(0.6)

(49.4)

   Other special-purpose portfolios

3.2

1.0

0.5

(0.5)

4.2

(2.8)

(0.8)

(2.9)

(3.0)

(9.5)

Net realized investment losses

(5.2)

(1.9)

(1.3)

(11.5)

(19.9)

(19.3)

(12.1)

(48.4)

(36.9)

(116.7)

Fee revenue and other income

1.2

2.7

3.8

4.3

12.0

1.6

2.1

3.1

4.2

11.0

   Total revenues

548.9

579.9

620.3

595.3

2,344.4

608.6

668.6

630.7

654.5

2,562.4

Insurance policy benefits

342.6

338.2

404.9

394.9

1,480.6

434.9

497.2

470.3

477.5

1,879.9

Amounts added to policyholder account balances:

   Annuity products and interest-sensitive life products other than equity-indexed products

44.7

45.1

45.9

45.2

180.9

44.2

43.5

43.1

44.9

175.7

   Equity-indexed products

2.4

13.5

9.0

(1.7)

23.2

0.6

(6.3)

3.1

37.4

34.8

Amortization related to operations

82.0

69.2

47.8

65.0

264.0

75.0

66.6

53.5

39.7

234.8

Amortization related to net realized investment losses

(0.7)

(0.9)

0.6

(1.5)

(2.5)

(2.5)

(1.9)

(8.0)

(3.4)

(15.8)

Other operating costs and expenses

36.9

45.3

46.5

45.1

173.8

44.1

45.1

41.3

51.9

182.4

   Total benefits and expenses

507.9

510.4

554.7

547.0

2,120.0

596.3

644.2

603.3

648.0

2,491.8

   Income before income taxes

$41.0

$69.5

$65.6

$48.3

$224.4

$12.3

$24.4

$27.4

$6.5

$70.6

Supplemental health product underwriting margins (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Medicare supplement:

   Earned premium

$163.1

$161.4

$160.4

$159.5

$644.4

$161.4

$157.8

$159.9

$159.9

$639.0

   Benefit ratio

64.6%

67.4%

69.4%

67.6%

67.2%

64.6%

71.3%

72.5%

74.7%

70.8%

   Underwriting margin (earned premium less policy benefits)

$57.8

$52.6

$49.1

$51.6

$211.1

$57.1

$45.4

$43.9

$40.3

$186.7

PDP and PFFS:

   Earned premium

$37.7

$47.0

$96.7

$90.1

$271.5

$118.7

$171.5

$165.6

$153.7

$609.5

   Benefit ratio

93.3%

80.9%

85.4%

83.6%

85.1%

93.9%

95.1%

95.1%

100.8%

96.0%

   Underwriting margin (earned premium less policy benefits)

$2.5

$8.9

$14.2

$14.8

$40.4

$7.2

$10.2

$8.2

$(1.2)

$24.4

Long-term care:

   Earned premium

$153.3

$155.2

$156.4

$156.3

$621.2

$156.2

$156.3

$156.2

$155.6

$624.3

   Benefit ratio before interest income on reserves

102.7%

95.4%

106.5%

103.3%

102.0%

111.6%

114.7%

102.1%

102.2%

107.6%

   Interest-adjusted benefit ratio

72.1%

64.6%

75.2%

71.2%

70.8%

79.0%

81.4%

68.1%

67.4%

74.0%

   Underwriting margin (earned premium plus interest income

       on reserves less policy benefits)

$42.7

$55.1

$38.7

$44.9

$181.4

$32.8

$29.1

$49.8

$50.7

$162.4

Conseco, Inc.

Bankers Life

Average liabilities for insurance products (in millions) (continued)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Annuities:

   Mortality based

$283.9

$286.0

$287.8

$268.9

$281.6

$250.3

$253.2

$254.2

$253.8

$252.9

   Equity-indexed

657.4

730.0

826.2

936.1

787.4

1,043.6

1,147.1

1,255.8

1,365.7

1,203.0

   Deposit based

4,548.3

4,520.9

4,487.6

4,472.7

4,507.4

4,445.9

4,419.8

4,442.8

4,548.8

4,464.3

Health

3,461.7

3,532.4

3,601.0

3,683.7

3,569.7

3,768.1

3,848.8

3,921.2

3,983.8

3,880.5

Life:

   Interest sensitive

355.8

360.7

366.1

374.2

364.2

380.1

382.8

387.5

393.4

385.9

   Non-interest sensitive

276.3

292.0

306.7

321.2

299.1

335.9

351.0

365.7

378.3

357.8

      Total average liabilities for insurance products, net of reinsurance ceded

$9,583.4

$9,722.0

$9,875.4

$10,056.8

$9,809.4

$10,223.9

$10,402.7

$10,627.2

$10,923.8

$10,544.4

Analysis of income before taxes (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Value of policies in force at the effective date

Balance, beginning of period

$904.9

$852.8

$840.2

$815.5

$904.9

$781.6

$761.7

$745.3

$759.6

$781.6

  Amortization related to operations

(46.9)

(33.1)

(20.7)

(30.7)

(131.4)

(36.2)

(29.4)

(16.7)

(19.3)

(101.6)

  Amortization related to net realized investment (gains) losses

0.1

0.3

(0.2)

0.3

0.5

0.4

0.3

1.0

0.6

2.3

  Cumulative effect of accounting change

(2.6)

0.0

0.0

0.0

(2.6)

0.0

0.0

0.0

0.0

0.0

  Adjustment related to unrealized (gain) or loss on actively managed fixed maturities

(2.7)

20.2

(3.8)

(3.5)

10.2

15.9

12.7

30.0

20.8

79.4

Balance, end of period

$852.8

$840.2

$815.5

$781.6

$781.6

$761.7

$745.3

$759.6

$761.7

$761.7

Cost of policies produced

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Balance, beginning of period

$740.5

$777.0

$848.1

$895.2

$740.5

$941.6

$1,025.9

$1,103.9

$1,264.3

$941.6

Deferred acquisition expenses

76.0

69.8

78.9

81.6

306.3

80.5

74.8

85.7

65.2

306.2

  Amortization related to operations

(35.1)

(36.1)

(27.1)

(34.3)

(132.6)

(38.8)

(37.2)

(36.8)

(20.4)

(133.2)

  Amortization related to net realized investment (gains) losses

0.6

0.6

(0.4)

1.2

2.0

2.1

1.6

7.0

2.8

13.5

  Cumulative effect of accounting change

(1.6)

0.0

0.0

0.0

(1.6)

0.0

0.0

0.0

0.0

0.0

  Adjustment related to unrealized (gain) or loss on actively managed fixed maturities

(3.4)

36.8

(4.3)

(2.1)

27.0

40.5

38.8

104.5

(95.7)

88.1

Balance, end of period

$777.0

$848.1

$895.2

$941.6

$941.6

$1,025.9

$1,103.9

$1,264.3

$1,216.2

$1,216.2

Conseco, Inc.

Colonial Penn

Analysis of income before taxes (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Insurance policy income

$29.3

$29.4

$32.5

$34.6

$125.8

$44.4

$47.5

$46.4

$46.5

$184.8

Net investment income (loss):

   General account invested assets

9.5

9.4

9.4

9.5

37.8

9.7

10.1

10.1

10.2

40.1

   Trading account income related to reinsurer accounts

0.9

(6.4)

2.3

3.0

(0.2)

(0.5)

0.0

0.0

0.0

(0.5)

   Change in value of embedded derivatives related to modified coinsurance agreement

(0.9)

6.4

(2.3)

(3.0)

0.2

0.0

0.0

0.0

0.0

0.0

Net realized investment gains (losses)

(0.2)

0.3

0.3

(0.6)

(0.2)

(0.6)

0.7

(1.5)

(0.2)

(1.6)

Fee revenue and other income

0.2

0.1

0.2

0.2

0.7

0.3

0.5

0.5

0.5

1.8

   Total revenues

38.8

39.2

42.4

43.7

164.1

53.3

58.8

55.5

57.0

224.6

Insurance policy benefits

25.6

23.9

26.3

25.2

101.0

35.0

35.5

33.9

33.8

138.2

Amounts added to annuity and interest-sensitive life product account balances

0.3

0.3

0.3

0.3

1.2

0.3

0.3

0.3

0.3

1.2

Amortization related to operations

4.8

4.9

5.1

5.5

20.3

7.4

7.4

9.2

8.0

32.0

Other operating costs and expenses

3.7

3.1

3.4

13.5

23.7

7.5

6.6

7.1

8.4

29.6

   Total benefits and expenses

34.4

32.2

35.1

44.5

146.2

50.2

49.8

50.5

50.5

201.0

   Income (loss) before income taxes

$4.4

$7.0

$7.3

($0.8)

$17.9

$3.1

$9.0

$5.0

$6.5

$23.6

Average liabilities for insurance products (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Annuities - mortality based

$89.5

$89.0

$88.5

$87.9

$88.7

$87.2

$86.5

$85.6

$84.4

$85.9

Health

23.5

23.0

22.7

22.3

22.9

21.5

20.9

20.5

20.2

20.7

Life:

   Interest sensitive

26.8

26.3

25.5

25.1

25.9

25.0

25.1

25.0

24.7

25.0

   Non-interest sensitive

558.7

558.4

558.6

559.7

558.9

561.4

561.9

562.8

565.4

562.9

      Total average liabilities for insurance products, net of reinsurance ceded

$698.5

$696.7

$695.3

$695.0

$696.4

$695.1

$694.4

$693.9

$694.7

$694.5

Analysis of income before taxes (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Value of policies in force at the effective date

Balance, beginning of period

$71.7

$69.4

$67.2

$65.2

$71.7

$119.4

$115.5

$112.1

$108.7

$119.4

  Effect of reinsurance recapture

0.0

0.0

0.0

56.3

56.3

0.0

0.0

0.0

0.0

0.0

  Amortization related to operations

(2.3)

(2.2)

(2.0)

(2.1)

(8.6)

(3.9)

(3.4)

(3.4)

(3.4)

(14.1)

Balance, end of period

$69.4

$67.2

$65.2

$119.4

$119.4

$115.5

$112.1

$108.7

$105.3

$105.3

Cost of policies produced

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Balance, beginning of period

$88.9

$99.9

$109.5

$122.1

$88.9

$130.4

$147.8

$159.7

$169.8

$130.4

Deferred acquisition expenses

13.5

12.3

15.7

11.7

53.2

20.9

15.9

15.9

9.6

62.3

  Amortization related to operations

(2.5)

(2.7)

(3.1)

(3.4)

(11.7)

(3.5)

(4.0)

(5.8)

(4.6)

(17.9)

Balance, end of period

$99.9

$109.5

$122.1

$130.4

$130.4

$147.8

$159.7

$169.8

$174.8

$174.8

Conseco, Inc.

Conseco Insurance Group

Analysis of income (loss) before taxes (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Insurance policy income

$252.2

$246.5

$248.6

$242.6

$989.9

$243.7

$239.1

$237.7

$238.4

$958.9

Net investment income (loss):

   General account invested assets

185.8

188.9

192.6

160.3

727.6

149.4

147.3

146.4

149.6

592.7

   Equity-indexed products

(3.8)

16.9

(2.7)

(11.7)

(1.3)

(10.5)

(10.0)

(6.8)

(1.1)

(28.4)

   Trading account income related to policyholder and reinsurer accounts

0.8

(0.5)

2.3

(1.2)

1.4

(4.2)

(0.1)

(8.3)

(5.9)

(18.5)

   Change in value of embedded derivatives related to modified coinsurance agreements

(0.3)

2.5

(0.4)

(0.4)

1.4

1.4

1.5

2.7

1.1

6.7

   Other trading accounts

(0.9)

1.3

(3.9)

(9.3)

(12.8)

0.0

0.0

0.0

0.0

0.0

Net realized investment losses

(29.3)

(25.4)

(51.6)

(25.4)

(131.7)

(9.1)

(15.2)

(38.8)

(30.2)

(93.3)

Fee revenue and other income

0.3

0.2

0.2

0.3

1.0

0.8

0.5

0.1

0.3

1.7

   Total revenues

404.8

430.4

385.1

355.2

1,575.5

371.5

363.1

333.0

352.2

1,419.8

Insurance policy benefits

218.8

221.0

216.0

195.1

850.9

209.1

208.6

203.6

199.6

820.9

Amounts added to policyholder account balances:

   Annuity products and interest-sensitive life products other than equity-indexed products

58.5

58.4

57.0

43.5

217.4

40.5

37.9

38.4

36.8

153.6

   Equity-indexed products

8.5

28.6

19.4

4.2

60.7

3.1

(0.8)

4.3

1.6

8.2

Amortization related to operations

38.4

47.2

41.4

51.2

178.2

30.2

31.2

24.9

36.3

122.6

Amortization related to net realized investment losses

(13.2)

(11.8)

(8.5)

0.3

(33.2)

(0.3)

(1.8)

(2.0)

(1.6)

(5.7)

Interest expense on investment borrowings

1.1

4.2

6.2

6.1

17.6

5.8

5.5

5.6

5.5

22.4

Costs related to a litigation settlement

6.5

17.5

8.2

0.0

32.2

0.0

0.0

0.0

0.0

0.0

Loss related to an annuity coinsurance transaction

0.0

0.0

76.5

0.0

76.5

0.0

0.0

0.0

0.0

0.0

Other operating costs and expenses

74.6

75.2

79.3

70.9

300.0

68.6

63.6

60.8

71.1

264.1

   Total benefits and expenses

393.2

440.3

495.5

371.3

1,700.3

357.0

344.2

335.6

349.3

1,386.1

   Income (loss) before income taxes

$11.6

($9.9)

($110.4)

($16.1)

($124.8)

$14.5

$18.9

($2.6)

$2.9

$33.7

Supplemental health product underwriting margins (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Medicare supplement:

   Earned premium

$60.4

$58.2

$57.3

$55.4

$231.3

$53.7

$51.2

$50.3

$49.2

$204.4

   Benefit ratio

66.9%

68.9%

68.6%

66.0%

67.6%

65.8%

71.9%

73.0%

62.8%

68.4%

   Underwriting margin (earned premium less policy benefits)

$20.0

$18.1

$18.0

$18.8

$74.9

$18.4

$14.3

$13.6

$18.3

$64.6

Specified disease:

   Earned premium

$90.0

$89.9

$90.2

$89.0

$359.1

$92.0

$92.0

$92.4

$94.0

$370.4

   Benefit ratio before interest income on reserves

75.7%

73.2%

81.9%

80.6%

77.8%

81.7%

80.4%

82.6%

63.8%

77.1%

   Interest-adjusted benefit ratio

42.8%

40.4%

49.1%

46.5%

44.7%

48.1%

46.7%

48.5%

30.1%

43.3%

   Underwriting margin (earned premium plus interest income

      on reserves less policy benefits)

$51.4

$53.7

$45.9

$47.6

$198.6

$47.7

$49.1

$47.6

$65.8

$210.2

Long-term care:

   Earned premium

$9.5

$9.4

$9.2

$9.6

$37.7

$8.8

$8.7

$8.6

$8.5

$34.6

   Benefit ratio before interest income on reserves

120.7%

338.6%

162.2%

150.5%

192.4%

136.4%

133.8%

193.5%

216.9%

169.6%

   Interest-adjusted benefit ratio

63.6%

276.1%

86.9%

89.3%

128.5%

66.4%

57.0%

115.2%

137.4%

93.5%

   Underwriting margin (earned premium plus interest income

       on reserves less policy benefits)

$3.5

$(16.4)

$1.2

$1.0

$(10.7)

$3.0

$3.7

$(1.3)

$(3.2)

$2.2

Conseco, Inc.

Conseco Insurance Group

Average liabilities for insurance products (in millions) (continued)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Annuities:

   Mortality based

$234.0

$230.9

$229.0

$227.2

$230.3

$223.5

$221.1

$219.8

$218.3

$220.7

   Equity-indexed

1,561.0

1,633.4

1,688.2

858.7

1,435.3

889.9

895.9

893.9

884.4

891.0

   Deposit based

2,941.0

2,845.8

2,747.7

816.1

2,337.7

788.4

767.5

741.3

713.0

752.6

   Separate accounts

28.8

28.7

28.4

27.8

28.4

26.2

24.8

23.3

20.1

23.6

Health

2,909.1

2,878.1

2,947.0

2,976.4

2,927.5

2,978.0

2,989.6

3,000.4

3,004.5

2,993.1

Life:

   Interest sensitive

3,065.4

3,058.3

3,057.5

3,000.7

3,045.5

2,963.0

2,954.3

2,937.5

2,927.2

2,945.5

   Non-interest sensitive

1,358.1

1,346.1

1,386.2

1,430.5

1,380.2

1,420.7

1,402.7

1,381.8

1,369.8

1,393.8

      Total average liabilities for insurance products, net of reinsurance ceded

$12,097.4

$12,021.3

$12,084.0

$9,337.4

$11,384.9

$9,289.7

$9,255.9

$9,198.0

$9,137.3

$9,220.3

Analysis of income (loss) before taxes (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Value of policies in force at the effective date

Balance, beginning of period

$988.2

$954.6

$931.5

$706.6

$988.2

$672.6

$652.3

$635.4

$625.4

$672.6

  Additional acquisition expense on inforce policies

0.5

0.0

0.0

1.4

1.9

0.0

0.0

0.0

0.0

0.0

  Amortization related to operations

(29.9)

(37.9)

(36.1)

(33.9)

(137.8)

(22.7)

(19.6)

(15.1)

(16.8)

(74.2)

  Amortization related to net realized investment (gains) losses

12.1

10.8

8.4

(0.2)

31.1

(0.1)

0.1

0.1

0.2

0.3

  Effect of annuity coinsurance transaction

0.0

0.0

(191.2)

0.0

(191.2)

0.0

0.0

0.0

0.0

0.0

  Adjustment related to unrealized (gain) or loss on actively managed fixed maturities

(16.3)

4.0

(6.0)

(1.3)

(19.6)

2.5

2.6

5.0

3.2

13.3

  Other

0.0

0.0

0.0

0.0

0.0

0.0

0.0

0.0

(1.2)

(1.2)

Balance, end of period

$954.6

$931.5

$706.6

$672.6

$672.6

$652.3

$635.4

$625.4

$610.8

$610.8

Cost of policies produced

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Balance, beginning of period

$277.3

$305.3

$339.1

$342.1

$277.3

$351.0

$375.7

$395.1

$424.9

$351.0

Deferred acquisition expenses

35.9

36.5

28.9

26.8

128.1

21.9

21.1

20.4

27.2

90.6

  Amortization related to operations

(8.5)

(9.3)

(5.3)

(17.3)

(40.4)

(7.5)

(11.6)

(9.8)

(19.5)

(48.4)

  Amortization related to net realized investment (gains) losses

1.1

1.0

0.1

(0.1)

2.1

0.4

1.7

1.9

1.4

5.4

  Effect of annuity coinsurance transaction

0.0

0.0

(19.3)

0.0

(19.3)

0.0

0.0

0.0

0.0

0.0

  Adjustment related to unrealized (gain) or loss on actively managed fixed maturities

(0.5)

5.6

(1.4)

(0.5)

3.2

9.9

8.2

17.3

(12.4)

23.0

Balance, end of period

$305.3

$339.1

$342.1

$351.0

$351.0

$375.7

$395.1

$424.9

$421.6

$421.6

Conseco, Inc.

Bankers Life

Premiums collected on insurance products (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Annuities

Equity-indexed (first-year)

$85.4

$91.5

$128.4

$132.1

$437.4

$132.3

$132.8

$150.1

$107.6

$522.8

Other fixed (first-year)

126.0

108.1

122.1

89.1

445.3

95.3

127.3

172.3

302.9

697.8

Other fixed (renewal)

0.8

0.9

0.4

0.7

2.8

1.1

1.0

0.7

0.7

3.5

  Subtotal - other fixed annuities

126.8

109.0

122.5

89.8

448.1

96.4

128.3

173.0

303.6

701.3

      Total annuities

212.2

200.5

250.9

221.9

885.5

228.7

261.1

323.1

411.2

1,224.1

Supplemental health

Medicare supplement (first-year)

22.2

20.0

19.3

21.0

82.5

19.1

19.4

19.8

23.0

81.3

Medicare supplement (renewal)

144.8

133.8

133.6

141.4

553.6

140.8

131.2

134.0

149.3

555.3

  Subtotal - Medicare supplement

167.0

153.8

152.9

162.4

636.1

159.9

150.6

153.8

172.3

636.6

Long-term care (first-year)

11.6

12.2

11.7

11.5

47.0

11.0

10.6

10.8

10.3

42.7

Long-term care (renewal)

146.6

143.2

142.8

142.8

575.4

145.6

144.6

144.0

148.8

583.0

  Subtotal - long-term care

158.2

155.4

154.5

154.3

622.4

156.6

155.2

154.8

159.1

625.7

PDP and PFFS (first-year)

16.0

25.9

78.5

86.0

206.4

70.4

116.1

86.2

80.6

353.3

PDP and PFFS (renewal)

22.6

19.0

14.4

15.4

71.4

46.0

46.3

81.2

87.2

260.7

  Subtotal - PDP and PFFS

38.6

44.9

92.9

101.4

277.8

116.4

162.4

167.4

167.8

614.0

Other health (first-year)

0.2

0.2

0.3

0.2

0.9

0.4

0.5

0.6

0.6

2.1

Other health (renewal)

2.3

2.3

2.2

2.1

8.9

2.2

2.1

2.1

2.2

8.6

  Subtotal - other health

2.5

2.5

2.5

2.3

9.8

2.6

2.6

2.7

2.8

10.7

    Total supplemental health

366.3

356.6

402.8

420.4

1,546.1

435.5

470.8

478.7

502.0

1,887.0

Life insurance

First-year

21.4

25.3

21.2

21.3

89.2

18.5

22.5

19.5

20.2

80.7

Renewal

26.7

26.8

27.9

29.4

110.8

29.5

31.3

32.4

35.5

128.7

    Total life insurance

48.1

52.1

49.1

50.7

200.0

48.0

53.8

51.9

55.7

209.4

Collections on insurance products

   Total first-year premium collections on insurance products

282.8

283.2

381.5

361.2

1,308.7

347.0

429.2

459.3

545.2

1,780.7

   Total renewal premium collections on insurance products

343.8

326.0

321.3

331.8

1,322.9

365.2

356.5

394.4

423.7

1,539.8

    Total collections on insurance products

$626.6

$609.2

$702.8

$693.0

$2,631.6

$712.2

$785.7

$853.7

$968.9

$3,320.5

Conseco, Inc.

Colonial Penn

Premiums collected on insurance products (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Life insurance

First-year

$6.7

$7.0

$7.4

$7.6

$28.7

$8.4

$8.9

$8.8

$8.9

$35.0

Renewal

20.0

19.0

21.9

24.1

85.0

34.5

34.9

34.8

34.9

139.1

    Total life insurance

26.7

26.0

29.3

31.7

113.7

42.9

43.8

43.6

43.8

174.1

Supplemental health (all of which are renewal premiums)

Medicare supplement

2.3

2.5

2.3

2.3

9.4

2.1

2.1

2.0

1.9

8.1

Other health

0.3

0.2

0.3

0.2

1.0

0.2

0.2

0.2

0.2

0.8

    Total supplemental health

2.6

2.7

2.6

2.5

10.4

2.3

2.3

2.2

2.1

8.9

Collections on insurance products

   Total first-year premium collections on insurance products

6.7

7.0

7.4

7.6

28.7

8.4

8.9

8.8

8.9

35.0

   Total renewal premium collections on insurance products

22.6

21.7

24.5

26.6

95.4

36.8

37.2

37.0

37.0

148.0

    Total collections on insurance products

$29.3

$28.7

$31.9

$34.2

$124.1

$45.2

$46.1

$45.8

$45.9

$183.0

Conseco, Inc.

Conseco Insurance Group

Premiums collected on insurance products (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Annuities

Equity-indexed (first-year)

$106.9

$104.1

$70.7

$54.7

$336.4

$38.2

$33.4

$23.7

$20.8

$116.1

Equity-indexed (renewal)

2.1

2.6

2.5

1.0

8.2

1.8

2.1

1.8

1.9

7.6

  Subtotal - equity-indexed annuities

109.0

106.7

73.2

55.7

344.6

40.0

35.5

25.5

22.7

123.7

Other fixed (first-year)

9.4

4.2

2.5

1.9

18.0

1.0

1.0

1.4

0.4

3.8

Other fixed (renewal)

1.7

2.1

1.8

0.4

6.0

0.6

0.6

0.5

0.6

2.3

  Subtotal - other fixed annuities

11.1

6.3

4.3

2.3

24.0

1.6

1.6

1.9

1.0

6.1

      Total annuities

120.1

113.0

77.5

58.0

368.6

41.6

37.1

27.4

23.7

129.8

Supplemental health

Medicare supplement (first-year)

6.6

5.2

4.2

3.4

19.4

2.8

2.3

2.1

2.4

9.6

Medicare supplement (renewal)

53.2

50.9

50.6

51.8

206.5

50.3

47.3

46.4

50.2

194.2

  Subtotal - Medicare supplement

59.8

56.1

54.8

55.2

225.9

53.1

49.6

48.5

52.6

203.8

Specified disease (first-year)

7.3

7.7

7.7

8.7

31.4

9.4

9.8

9.7

10.5

39.4

Specified disease (renewal)

84.8

81.4

81.0

80.6

327.8

84.8

82.7

82.6

85.1

335.2

  Subtotal - specified disease

92.1

89.1

88.7

89.3

359.2

94.2

92.5

92.3

95.6

374.6

  Long-term care (all of which are renewal)

10.0

9.2

8.8

8.7

36.7

8.8

8.8

8.1

8.0

33.7

Other health (first-year)

0.0

0.0

0.0

0.3

0.3

0.0

0.0

0.1

0.0

0.1

Other health (renewal)

2.9

2.8

2.6

3.0

11.3

2.4

2.3

2.5

2.4

9.6

  Subtotal - other health

2.9

2.8

2.6

3.3

11.6

2.4

2.3

2.6

2.4

9.7

    Total supplemental health

164.8

157.2

154.9

156.5

633.4

158.5

153.2

151.5

158.6

621.8

Life insurance

First-year

1.2

1.1

1.3

1.1

4.7

0.7

1.2

2.0

0.4

4.3

Renewal

76.0

68.9

70.0

67.7

282.6

71.2

65.7

65.8

62.8

265.5

    Total life insurance

77.2

70.0

71.3

68.8

287.3

71.9

66.9

67.8

63.2

269.8

Collections on insurance products

   Total first-year premium collections on insurance products

131.4

122.3

86.4

70.1

410.2

52.1

47.7

39.0

34.5

173.3

   Total renewal premium collections on insurance products

230.7

217.9

217.3

213.2

879.1

219.9

209.5

207.7

211.0

848.1

    Total collections on insurance products

$362.1

$340.2

$303.7

$283.3

$1,289.3

$272.0

$257.2

$246.7

$245.5

$1,021.4

Conseco, Inc.

Statutory information - consolidated basis (4) (in millions)

1Q07

2Q07

3Q07

4Q07

2007

1Q08

2Q08

3Q08

4Q08

2008

Net gain (loss) from operations before interest expense, costs related to a litigation settlement and federal income taxes

$18.0

($47.9)

$7.0

($111.4)

($134.3)

$12.8

$20.8

$69.8

$60.0

$163.4

Interest expense on surplus debentures held by parent company

17.3

17.5

17.6

17.5

69.9

16.3

12.4

12.8

14.9

56.4

Net gain (loss) from operations before costs related to a litigation settlement and federal income taxes

0.7

(65.4)

(10.6)

(128.9)

(204.2)

(3.5)

8.4

57.0

45.1

107.0

Costs related to a litigation settlement

9.5

37.6

29.5

(14.9)

61.7

0.0

0.0

0.0

0.0

0.0

Net gain (loss) from operations before federal income taxes

(8.8)

(103.0)

(40.1)

(114.0)

(265.9)

(3.5)

8.4

57.0

45.1

107.0

Federal income tax expense (benefit)

(5.1)

(0.8)

25.7

(2.9)

16.9

(1.3)

1.4

(0.2)

(13.1)

(13.2)

Net gain (loss) from operations before net realized capital gains (losses)

(3.7)

(102.2)

(65.8)

(111.1)

(282.8)

(2.2)

7.0

57.2

58.2

120.2

Net realized capital gains (losses)

3.3

4.4

(18.3)

(27.9)

(38.5)

(7.2)

(21.1)

(87.5)

(101.3)

(217.1)

Net income (loss)

($0.4)

($97.8)

($84.1)

($139.0)

($321.3)

($9.4)

($14.1)

($30.3)

($43.1)

($96.9)

Capital and surplus

$1,558.3

$1,571.2

$1,486.3

$1,336.2

$1,336.2

$1,326.6

$1,310.2

$1,330.8

$1,311.5

$1,311.5

Asset valuation reserve (AVR)

186.8

189.7

176.4

161.3

161.3

162.2

155.7

99.3

55.0

55.0

  Capital, surplus and AVR

1,745.1

1,760.9

1,662.7

1,497.5

1,497.5

1,488.8

1,465.9

1,430.1

1,366.5

1,366.5

Interest maintenance reserve (IMR)

249.5

253.9

211.7

196.7

196.7

208.5

194.9

179.1

147.7

147.7

  Total statutory capital, surplus, AVR & IMR

$1,994.6

$2,014.8

$1,874.4

$1,694.2

$1,694.2

$1,697.3

$1,660.8

$1,609.2

$1,514.2

$1,514.2

Notes

(3) Assumes conversion of all convertible securities.

(1) Excludes accumulated other comprehensive loss.

(2) Shareholders' equity (excluding preferred stock) divided by common shares outstanding.

(4) Based on statutory accounting practices prescribed or permitted by regulatory authorities for Conseco's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.